SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                     Shenandoah Telecommunications Company
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

                                      N/A
--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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--------------------------------------------------------------------------------
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[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
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________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                      SHENANDOAH TELECOMMUNICATIONS COMPANY

                              124 South Main Street
                               Edinburg, Virginia



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 16, 2002




                                                                  March 22, 2002




TO THE SHAREHOLDERS OF SHENANDOAH TELECOMMUNICATIONS COMPANY:

     The annual meeting of shareholders of Shenandoah Telecommunications Company will be held in the auditorium of the Company's offices at 500 Mill Road, Edinburg, Virginia, on Tuesday, April 16, 2002, at 11:00 a.m. for the following purposes:

1. To elect three Class I Directors to serve until the 2005 Annual Shareholders' Meeting; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business March 19, 2002, will be entitled to vote at the meeting.

     Lunch will be provided.


                                        By Order of the Board of Directors

                                        Harold Morrison, Jr.
                                        Secretary





                                    IMPORTANT

YOU ARE URGED TO COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED STAMPED (FOR U. S. MAILING) ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING IN PERSON, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

                                 PROXY STATEMENT




                                                              P. O. Box 459
                                                              Edinburg, VA 22824

                                                              March 22, 2002




TO THE SHAREHOLDERS OF SHENANDOAH TELECOMMUNICATIONS COMPANY:

     Your proxy in the enclosed form is solicited by the management of the Company for use at the Annual Meeting of Shareholders to be held in the auditorium of the Company's offices at 500 Mill Road, Edinburg, Virginia, on Tuesday, April 16, 2002, at 11:00 a.m., and any adjournment thereof.

     The mailing address of the Company's executive offices is P. O. Box 459, Edinburg, Virginia 22824.

     The Company has 8,000,000 authorized shares of common stock, of which 3,767,695 shares were outstanding on March 19, 2002. This proxy statement and the Company's Annual Report, including financial statements for 2001, are being mailed on or about March 22, 2002, to approximately 3,757 shareholders of record on March 19, 2002. Only shareholders of record on that date are entitled to vote. Each outstanding share will entitle the holder to one vote at the Annual Meeting. The Company intends to solicit proxies by the use of the mail, in person, and by telephone. The cost of soliciting proxies will be paid by the Company.

     Executed proxies may be revoked at any time prior to exercise. Proxies will be voted as indicated by the shareholders. Executed but unmarked proxies will be voted "FOR" the election of the three nominees for Class I Director.


                            THE ELECTION OF DIRECTORS

                         Directors Standing for Election

     There are currently nine directors (constituting the entire Board of Directors of the Company), divided into three classes. The current term of Class I Directors expires at the 2002 Annual Meeting. The Board of Directors proposes that the nominees described below, all of whom are currently serving as Class I Directors, be re-elected to Class I for a new term of three years and until their successors are duly elected and qualified.

     The proxy holders will vote the proxies received by them (unless contrary instructions are noted on the proxies) for the election of the three nominees as directors, all of whom are now members of and constitute the Class I Directors. If any such nominees should be unavailable, the proxy holders will vote for substitute nominees in their discretion. Shareholders may withhold the authority to vote for the election of directors or one or more of the nominees. Directors will be elected by a plurality of the votes cast. Abstentions and shares held in street name that are not voted in the election of directors will not be included in determining the number of votes cast. The names and principal occupation of the three nominees, six current directors and executive officers are indicated in the following table. The Board of Directors unanimously recommends a vote "FOR" election of the three nominees for Class I Director.

                               BOARD OF DIRECTORS


                                    Year
                                   Elected             Principal Occupation and Other Directorships for Past
         Name of Director          Director    Age                           Five Years
-------------------------------- ------------ ------ -------------------------------------------------------
               (1)                   (2)                                        (3)

                                       Nominees for Election of Directors
Class I (Term expires 2005) - The directors standing for election are:
  Douglas C. Arthur                  1997      59     Attorney-at-Law, Arthur and Allamong; Director, First
                                                      National Corporation; Member, Shenandoah County School
                                                      Board.

  Harold Morrison, Jr.               1979      72     Chairman of the Board, Woodstock Garage, Inc. (an auto
  Secretary of the Company                            sales & repair firm)

  Zane Neff                          1976      73     Retired Manager, Hugh Saum Company, Inc. (a hardware and
  Asst. Secretary of the Company                      furniture store)

                                         Directors Continuing in Office
Class II (Term expires 2003)
  Noel M. Borden                     1972      65     Retired President, H. L. Borden Lumber Company (a retail
  Vice President                                      building materials firm); Chairman of the Board, First
                                                      National Corporation.

  Ken L. Burch                       1995      57     Farmer

  Grover M. Holler, Jr.              1952      81     President, Valley View, Inc. (a real estate developer)

Class III (Term expires 2004)
  Dick D. Bowman                     1980      73     President, Bowman Bros., Inc. (a farm equipment dealer);
  Treasurer of the Company                            Director, Shenandoah Valley Electric Cooperative;
                                                      Director, The Rockingham Group; Director, Old Dominion
                                                      Electric Cooperative.

  Christopher E. French              1996      44     President, Shenandoah Telecommunications Co. and its
  President                                           subsidiaries; Director, First National Corporation.

  James E. Zerkel II                 1985      57     Vice Pres., James E. Zerkel, Inc. (a hardware firm);
                                                      Director, Shenandoah Valley Electric Cooperative.

(1) The directors who are not full-time employees of the Company were compensated in 2001 for their services on the Board and one or more of the Boards of the Company's subsidiaries at the rate of $550 per month plus $550 for each Board meeting attended. Additional compensation was paid during the year to certain non-employee directors who also serve as Vice President, Secretary, Assistant Secretary, and Treasurer, for their services in these capacities, in the amounts of $1,920, $3,840, $1,920, and $3,840, respectively.

(2) Years shown are when first elected to the Board of the Company or the Company's predecessor, Shenandoah Telephone Company. Each nominee has served continuously since the year he joined the Board.

(3)  Each director also serves as a director of the Company's subsidiaries.

           Attendance of Board Members at Board and Committee Meetings

     During 2001, the Board of Directors held 13 meetings. All of the directors attended at least 75 percent of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings held by all committees of the Board on which they served.


             Standing Audit, Nominating, and Compensation Committees
                            of the Board of Directors

1. Audit Committee - The Audit Committee of the Board consists of Grover M. Holler, Jr. (Chairman), Douglas C. Arthur, and James E. Zerkel II. During 2001 there were five meetings of the Audit Committee. The Committee is responsible for the employment of outside auditors and for receiving and reviewing the auditors' report.

2. Nominating Committee - The Board of Directors does not have a standing Nominating Committee.

3. Compensation Committee - The Personnel Committee of the Board of Directors performs the function of a compensation committee. The Personnel Committee consists of the following directors: Noel M. Borden (Chairman), Harold Morrison, Jr., and James E. Zerkel II. The committee is responsible for the wages, salaries, and benefit programs for all employees. During 2001 there were three meetings of this committee.


                                 STOCK OWNERSHIP

     The following table presents information relating to the beneficial ownership of the Company's outstanding shares of common stock by all directors, executive officers, and all directors and officers as a group. The Company is not aware of any other ownership interest of 5% or more of the Company's outstanding stock.

                                     No. of Shares
      Name and Address            Owned as of 2-1-02 (1)    Percent of Class (2)
     ---------------------        ----------------------    --------------------

     Douglas C. Arthur                       1,610                    *
     Noel M. Borden                         16,077                    *
     Dick D. Bowman                         46,564                  1.24
     Ken L. Burch                           45,172                  1.20
     Christopher E. French                 294,803 (3)              7.83
     Grover M. Holler, Jr.                  70,736                  1.88
     Harold Morrison, Jr.                   19,828                    *
     Zane Neff                               8,026                    *
     James E. Zerkel II                      4,498                    *
     David E. Ferguson                       2,879 (3)                *
     David K. MacDonald                        969 (3)                *
     Laurence F. Paxton                      2,482 (3)                *
     William L. Pirtle                       1,931 (3)                *

     Total shares beneficially owned by
     13 directors and officers as a group  515,575                 13.67

(1) Includes shares held by relatives and in certain trust relationships, which may be deemed to be beneficially owned by the nominees under the rules and regulations of the Securities and Exchange Commission; however, the inclusion of such shares does not constitute an admission of beneficial ownership.

(2)  Asterisk indicates less than 1%.

(3) Includes 1,898, 1,355, 749, 1,277 and 1,297 shares subject to options exercisable within 60 days by Christopher French, David Ferguson, David MacDonald, Laurence Paxton, and William Pirtle, respectively.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 2001,  the Company  purchased  vehicles and received  services  from Mr.
Morrison's company in the amount of $199,385; and, purchased supplies and received services from Mr. Zerkel's company in the amount of $2,139. Management believes that each of the companies provides these services to the Company on terms comparable to those available to the Company from other similar companies. No other director is an officer, director, employee, or owner of a significant supplier or customer of the Company.

                           SUMMARY COMPENSATION TABLE

     The following Summary Table is furnished as to the salary and incentive payment paid by the Company and its subsidiaries on an accrual basis during the fiscal years 1999, 2000, and 2001 to, or on behalf of, the Chief Executive Officer and each of the other executive officers who earn more than $100,000 per year.

                                        Annual Compensation     Long-Term
                                       ----------------------- Compensation
Name and Principal                                  Incentive                       Other
     Position                    Year  Salary ($)  Payment ($)  Options (#)  Compensation ($) (1)
-------------------------------  ----  ----------  -----------  -----------  --------------------
Christopher E. French            2001   $183,792    $20,481          615            $9,444
      President                  2000    168,375     43,342          573             8,938
                                 1999    159,424     35,700          529             8,225

David E. Ferguson                2001    118,938      8,599          434             8,017
     Vice President-             2000    111,681     18,123          406             7,703
     Customer Service            1999    105,277     15,705          371             7,161

David K. MacDonald               2001    104,031      9,539          341             6,938
     Vice President-             2000     87,004     17,725          317             6,379
     Engineering & Construction  1999     84,365     13,039          262             5,720

Laurence F. Paxton               2001     95,646      7,201          304             6,651
     Vice President-             2000     88,839     14,855          287             6,401
     Finance                     1999     84,872     12,290          283             5,906

William L. Pirtle                2001    114,144      8,615          398             7,065
     Vice President-             2000    106,387     17,733          391             6,660
     Personal Comm. Service      1999    101,633     15,384          378             6,192

(1) Includes amounts contributed by the Company under its 401(k) and Flexible Benefits Plans, each of which is available to all regular Company employees.


                               OPTION GRANTS TABLE
                        Option Grants in Last Fiscal Year




                                           Individual Grants                        Potential Realizable Value
                       ---------------------------------------------------------    at Assumed Annual Rates of
                                     Percent of Total    Exercise                  Stock Price Appreciation for
                         Options      Options Granted     Or Base                           Option Term
                       Granted (1)     To Employees        Price      Expiration   ----------------------------
          Name           (Shares)     In Fiscal Year     Per Share       Date          5% (2)         10% (2)
          ----           --------     --------------     ---------       ----          ------         -------
Christopher E. French      615             3.1%            $31.58     2/12/2006        $5,363          11,857
David E. Ferguson          434             2.2%             31.58     2/12/2006         3,784           8,368
David K. MacDonald         341             1.7%             31.58     2/12/2006         2,974           6,574
Laurence F. Paxton         304             1.5%             31.58     2/12/2006         2,651           5,861
William L. Pirtle          398             2.0%             31.58     2/12/2006         3,471           7,673

(1) Fifty percent of these options become exercisable on Feb 12, 2002, and the remaining fifty percent on Feb 12, 2003.

(2) In order to realize the potential value set forth, the price per share of the Company's common stock would be approximately $40.30 and $50.86, respectively, at the end of the five-year option term.

                    OPTION EXERCISES AND YEAR END VALUE TABLE
     Aggregated Option Exercises in Last Fiscal Year and FY-End Option Value

                                                  No. of Unexercised  Value of Unexercised
                                                       Options/           in the Money
                                                   FY-End (Shares)     Options/FY-End ($)
                       Shares Acquired   Value       Exercisable/         Exercisable/
          Name           on Exercise    Realized    Unexercisable         Unexercisable
          ----           -----------    --------    -------------         -------------
Christopher E. French        471         6,839        1,304 / 902         20,735 / 6,118
David E. Ferguson            352         5,111          935 / 637         14,891 / 4,319
David K. MacDonald             0             0          420 / 500          5,830 / 3,391
Laurence F. Paxton             0             0          981 / 448         16,135 / 3,034
William L. Pirtle            307         4,458          902 / 594         14,390 / 4,009

Closing price on December 31, 2001 was $39.25 and was used in calculating the value of unexercised options.


                                 RETIREMENT PLAN

     The Company maintains a noncontributory defined benefit Retirement Plan for its employees. The following table illustrates normal retirement benefits based upon Final Average Compensation and years of credited service. The normal retirement benefit is equal to the sum of:

     (1) 1.14% times Final Average Compensation plus 0.65% times Final Average Compensation in excess of Covered Compensation (average annual compensation with respect to which Social Security benefits would be provided at Social Security retirement age) times years of service (not greater than 30); and

     (2) 0.29% times Final Average Compensation times years of service in excess of 30 years (such excess service not to exceed 15 years).



                                  Estimated Annual Pension
                            -----------------------------------------
                                  Years of Credited Service
     ----------------------------------------------------------------
     Final Average
     Compensation         15        20       25        30         35
     ----------------------------------------------------------------
     $ 20,000        $ 3,420   $ 4,560   $ 5,700   $ 6,840   $  7,130
       35,000          5,985     7,980     9,975    11,970     12,478
       50,000          9,579    12,772    15,965    19,158     19,883
       75,000         16,292    21,722    27,153    32,583     33,671
      100,000         23,004    30,672    38,340    46,008     47,458
      125,000         29,717    39,622    49,528    59,433     61,246
      150,000         36,429    48,572    60,715    72,858     75,033
      175,000         43,142    57,522    71,903    86,283     88,821
      200,000         49,854    66,472    83,090    99,708    102,608

     Covered Compensation for those retiring in 2002 is $39,444. Final Average Compensation equals an employee's average annual compensation for the five consecutive years of credited service for which compensation was the highest. The amounts shown as estimated annual pensions were calculated on a straight-life basis assuming the employee retires in 2002. The Company did not make a contribution to the Retirement Plan in 2001, as the Plan was adequately funded. Christopher French, David Ferguson, David MacDonald, Laurence Paxton, and William Pirtle had 20 years, 34 years, 6 years, 11 years, and 9 years, respectively, of credited service under the plan as of January 1, 2002.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors of the Company serves as a representative of the Board for general oversight of the Company's financial accounting and reporting systems, communication with the independent auditors, and monitoring compliance with applicable laws and regulations. The Board of Directors has adopted a written charter for the Audit Committee. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles. In this context the Audit Committee hereby reports as follows:

1. The Committee has reviewed and discussed the audited 2001 financial statements with management.

2. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Standards No. 61.

3.   The  Committee  has  received  the  auditor's   disclosures  regarding  the
     auditor's independence from the Company.

4. No item has come to the attention of the Committee which would lead its members to believe that the audited 2001 financial statements in the Company's Annual Report contained an untrue statement of a material fact or omitted a material fact that would make the statements misleading.

5. The Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the calendar year ended December 31, 2001 for filing with the Securities and Exchange Commission.

     Each of the members of the Audit Committee is independent as defined under the listing standards of the NASDAQ Stock Market.

                                 Submitted by the Company's Audit Committee
                                        Grover M. Holler, Jr., Chairman
                                        Douglas C. Arthur
                                        James E. Zerkel II


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The members of the Personnel Committee of the Board of Directors of the Company perform the function of a compensation committee. The Committee's approach to compensation of the Company's executive officers, including the Chief Executive Officer, is to award a total compensation package consisting of salary, annual and long-term incentives, and fringe benefit components, which recognizes that the compensation of executive officers should be established at levels which are consistent with the Company's objectives and achievements. The compensation package, and the Committee's approach to setting compensation, is to provide base salaries at levels that are competitive with amounts paid to senior executives with comparable qualifications, experience, and responsibilities. The annual incentive compensation is approved upon achievement of corporate objectives. The longer-term incentive compensation, consisting of the Company's Incentive Stock Option Plan, is closely tied to the Company's success in achieving increases in the Company's stock price, thereby benefiting all shareholders. The Committee reviews industry compensation surveys, and compares compensation data from public filings by other publicly held companies in our industry and market region. In setting the compensation of the executive officers other than the Chief Executive Officer, the Committee receives and accords significant weight to the input of the Chief Executive Officer.

     The Committee has recognized the success of the Company's executives in accomplishing the Company's various strategic objectives, and has taken into account management's commitment to the long-term success of the Company. The Company has continued to expand its product and service offerings and has also continued its expansion beyond its traditional geographic base. The Company has also continued to focus its efforts on increasing earnings and on providing superior customer service while controlling operating costs. These actions will in turn assist the Company in meeting the challenge of achieving growth in an increasingly competitive telecommunications industry. Based upon its evaluation of these and other relevant factors, the Committee is satisfied that the executives have contributed positively to the Company's long-term financial performance.

     The annual base salary of the Chief Executive Officer is determined by the Committee in recognition of his leadership role in formulating and executing strategies for responding to the challenges of our industry, and the Committee's assessment of his past performance and its expectation for his future contributions in leading the Company. The 2001 base salary was not set in response to attainment of any specific goals by the Company, although the Committee took into consideration his individual contributions to the Company's performance, reflected by approximately 46% growth in revenues, 34% growth in operating earnings, and his overall efforts to successfully manage the Company's profitable growth.

     The annual incentive plan stresses improvement in both financial performance, as measured by increases in net income, and service provided to the Company's customers, as measured by trouble reports from customers. Specific target goals are set each year. In 2001, targets were set for increases in revenues from the Company's PCS services; increases in earnings from our non-wireless businesses; reductions in troubles reported by customers; and, a subjective valuation of overall productivity, timely and cost effective completion of projects, and improvement in working relationships between different functional areas of the organization. Performance of these four factors could range from 0 to 200%, and were weighted by 20%, 25%, 30%, and 25%, respectively. Despite the Company's overall financial progress and continued improvement in its service levels, it did not fully achieve its internally set goals for improvement. While progress was made, the Company's improvements were not as great as hoped for, and the Company reached less than 75 percent of its combined goals. Since overall performance did not fully achieve the Company's goals, the incentive payments made to the Company's president and other executive officers were smaller than payments made in the previous year.

     The long-term incentive plan involves most employees of the Company, and incentive stock options are currently being granted on a formula related to base salary. Rewards under this plan for the executive officers, as well as all participating employees, are dependent upon increases in the market price of the Company's stock.

                                 Submitted by the Company's Personnel Committee:
                                        Noel M. Borden, Chairman
                                        Harold Morrison, Jr.
                                        James E. Zerkel II


                     FIVE-YEAR SHAREHOLDER RETURN COMPARISON

     The following graph compares the performance of the Company's stock to the NASDAQ Market Index and the S&P Telephone Index. The S&P Telephone Index consists of Alltel Corporation; BellSouth Corporation; CenturyTel, Inc; Qwest Communications International Inc.; SBC Communications Inc.; and Verizon Communications. The graph assumes that the value of the investment in the Company's stock and each of the indices was $100 at December 31, 1996 and that all dividends were reinvested. As of October 23, 2000, the Company's stock became listed on the NASDAQ National Market, and continued to trade under the symbol "SHET."

     -------------------------------------------------------------------------
                                            1996  1997  1998  1999  2000  2001
     -------------------------------------------------------------------------
     Shenandoah Telecommunications Company  100    88    91   164   159   198
     NASDAQ Stock Market                    100   122   173   321   193   153
     S&P Telephone Index                    100   140   205   217   194   161
     -------------------------------------------------------------------------

        Comparison of Five-Year Cumulative Total Return among Shenandoah Telecommunications Company, NASDAQ Market Index, and S&P Telephone Index

                              [LINE GRAPH OMITTED]

            SECTION 16(a) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Ownership of and transactions in Company stock by executive officers and directors are required to be reported to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities and Exchange Act. On November 13, 2001 Christopher E. French, David E. Ferguson, and William L. Pirtle, executive officers, filed Forms 4 for the month ended October 31, 2001 to correct an inadvertent failure to report the grant of incentive stock options in the calendar years 1997, 1998, 1999, and 2000. On January 9, 2002 David K. MacDonald and Laurence F. Paxton, executive officers, filed Forms 4 for the month ended October 31, 2001 to correct an inadvertent failure to report the grant of incentive stock options in the calendar years 1999 and 2000 for Mr. MacDonald and the years 1997, 1998, 1999, and 2000 for Mr. Paxton. Based solely upon a review of copies of reports of beneficial ownership provided to the Company by officers and directors, the Company believes that all reports required pursuant to Section 16(a) with respect to the year 2001 were timely filed.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On March 12, 2001, the Company's Board of Directors voted to engage the accounting firm of KPMG LLP as the principal accountant to audit the Company's financial statements for the fiscal year ending December 31, 2001, to replace the firm of McGladrey & Pullen, LLP, the principal accountant engaged to audit the Company's financial statements as of December 31, 2000 and 1999, and for each of the years in the three year period ended December 31, 2000. The Company conducted a competitive proposal process to select the independent public accountant to audit the Company's financial statements for the fiscal year ending December 31, 2001. The Company's Audit Committee received bids from several independent public accounting firms including McGladrey & Pullen, LLP. After reviewing the proposals, the Company's Audit Committee selected KPMG LLP, and the Company's Board of Directors approved this selection on March 12, 2001. McGladrey & Pullen, LLP did not resign or decline to stand for reelection. The Company decided, following the competitive proposal process, not to retain McGladrey & Pullen, LLP with respect to the audit of the Company's financial statements for periods beginning with the fiscal year ending December 31, 2001 and thereafter. McGladrey & Pullen, LLP's reports on the financial statements as of December 31, 2000 and 1999, and for each of the years in the three year period ended December 31, 2000, contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles. In connection with the audits of the three fiscal years ended December 31, 2000 and through the subsequent interim period preceding the engagement of KPMG LLP, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their reports on the financial statements to the subject matter of the disagreement. It is expected that representatives of KPMG LLP will be present at the annual meeting.

                                   Audit Fees

     The aggregate fees billed for Audit of the Company's annual consolidated financial statements for 2001 and the reviews of the financial statements included in the Company's forms 10-Q for 2001 were $115,900.

          Financial Information Systems Design and Implementation Fees

     The Company did not engage the principal accountant for any services of this nature.

                                 All Other Fees

     Other fees billed by the principal accountant were $5,800, which was for tax planning services. The Audit Committee considers the nature of this work to be compatible with maintaining the principal accountant's independence.

                            PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders to be included in management's proxy statement and form of proxy relating to next year's annual meeting must be received at the Company's principal executive offices no later than November 22, 2002. In addition, in order for any matter to be properly brought before the 2003 annual meeting, the shareholder must notify the Company in writing no later than December 23, 2002. The notice shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (b) the name and record address of the shareholder proposing such business; (c) the class, series and number of shares of the Company's stock that are beneficially owned by the shareholder proposing such business; and (d) any material interest of the shareholder in such business.

                                  OTHER MATTERS

     Management does not intend to bring before the meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters, including any matters dealing with the conduct of the meeting.


                                    FORM 10-K

     The Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission is available to shareholders, without charge, upon request to Mr. Laurence F. Paxton, Vice President-Finance, Shenandoah Telecommunications Company, P. O. Box 459, Edinburg, VA 22824; or, can be retrieved from the Securities and Exchange Commission website at www.sec.gov.

Shenandoah Telecommunications Company                     PROXY
124 South Main Street                   This proxy is solicited on behalf of the
Edinburg, VA  22824                                 Board of Directors
----------------------------------------

     The undersigned hereby appoints Noel M. Borden, Christopher E. French, and Grover M. Holler, Jr., and each of them, as Proxies with full power of substitution, to vote all common stock of Shenandoah Telecommunications Company held of record by the undersigned as of March 19, 2002, at the Annual Meeting of Shareholders to be held on April 16, 2002, and at any and all adjournments thereof.

1.   Election of Directors

     [_] FOR CLASS I         Douglas C. Arthur, Harold Morrison, Jr., Zane Neff

     To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed above.

     [_] Vote Withheld for all nominees listed above.


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

     Please mark, sign exactly as name appears below, date, and return this proxy card promptly, using the enclosed envelope, whether or not you plan to attend the meeting.

--------------------------------------------------------------------------------

                                        When  signing  as  attorney,   executor,
                                        administrator,   trustee,  guardian,  or
                                        agent,  please  give full title as such.
                                        If a  corporation,  please  sign in full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

Dated _______________________, 2002
                                        ________________________________________
_____ I plan to attend the meeting      SIGNATURE
_____ Number of persons attending       ________________________________________
_____ I cannot attend the meeting       ADDITIONAL SIGNATURE (if held jointly)


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